INCOME TAXES	12 Months Ended
Jun. 30, 2012
INCOME TAXES [Abstract]
INCOME TAXES

8.

INCOME TAXES

Due to the net losses incurred, there was no income tax provision for the fiscal years ended June 30, 2012 and 2011. Deferred tax assets and liabilities as of June 30, 2012 and 2011, were as follows:

	June 30, 2012	June 30, 2011
Net operating loss carryforward	$7,357,047	$5,031,917
Allowance for bad debt	1,042	8,026
Stock-based compensation	800,329	873,546
Less: Deferred tax liability - depreciation	(61,063)	(3,863)
Net deferred tax assets	8,097,355	5,909,626
Less valuation allowance	(8,097,355)	(5,909,626)

Net deferred tax asset	$-	$-

The Company had available at June 30, 2012, net operating loss carryforwards for federal and state tax purposes of approximately $17,905,015 that could be applied against taxable income in subsequent years through June 30, 2032.

Based on the weight of available evidence, both positive and negative, a valuation allowance to fully provide for the net deferred tax assets has been recorded since it is more likely than not that the deferred tax assets will not be realized.

Reconciliation of the differences between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the fiscal years ended June 30, 2012 and 2011 was as follows:

	For the Fiscal Year Ended June 30,
	2012		2011
	Amount	%	Amount	%

Tax at U.S. statutory rate	$(2,424,220)	-34.00%	$(2,049,058)	-34.00%
State taxes, net of federal benefit	(258,310)	-3.62%	(217,838)	-3.61%
Other	494,801	7.81%	209,348	3.50%
Change in valuation allowance	2,187,729	29.81%	2,057,548	34.11%
	$-	0.00%	$-	0.00%